UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

April 23, 2025
Date of Report (Date of earliest event reported)

Mifflinburg Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	333-284191	23-2362874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 East Chestnut Street
Mifflinburg, PA 17844
(Address of principal executive offices)

570-966-1041
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2025 Annual Meeting of Shareholders held on April 23, 2025, Mifflinburg Bancorp, Inc.’s (the “Corporation”) shareholders voted upon the following matters:

(1)	The election of two (2) Directors of the Corporation for terms of three (3) years;
(2)	The ratification of the appointment of YHB CPAs and Consultants as the Corporation’s independent registered public accounting firm for the year ending December 31, 2025.

The results of the voting were as follows:

1. Proposal No. 1: Election of Directors:

The shareholders of the Corporation elected all two (2) of the nominees for directors by the following vote:

Director	For	Withheld	Broker Non-Vote
Jeffrey J. Kapsar	957,617	26,123	136,574
Robert S. Pierce	948,921	34,819	136,574

2. Proposal No. 2: Ratification of the appointment of the Corporation's independent registered public accounting firm:

The shareholders of the Corporation ratified the appointment of YHB CPAs and Consultants as the Corporation's independent registered public accounting firm for the year ending December 31, 2025 by the following vote:

For	Against	Abstain
1,065,258	26,664	28,392

ITEM 7.01 REGULATION FD DISCLOSURE

On April 23, 2025, management made a presentation at the Corporation’s 2025 annual meeting of shareholders. A copy of the slide presentation is furnished as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under Section 18. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the Corporation’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits.

Exhibit Number	Description

99.1	Slide Presentation

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 23, 2025	Mifflinburg Bancorp, Inc.

By: /s/ Thomas C. Graver Jr.
Name: Thomas C. Graver Jr.
Title: Senior Executive Vice President & Chief
Financial Officer